UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022 (September 2, 2022)

THE HEALING COMPANY INC.
(Exact name of registrant as specified in its charter)

Nevada	333-152805	26-2862618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11th Floor, Ten Grand Street, Brooklyn, New York	11249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +1 866-241-0670

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

On or about September 2, 2022, The Healing Company Inc. (the "Corporation") formally informed Prager Metis CPAs, LLP (“Prager”) of their dismissal as the Corporation’s independent registered public accounting firm.

As the Corporation does not have an audit committee, the decision to change principal accountants was approved by the Corporation's Board of Directors.

None of the reports of Prager on the Corporation's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles except to indicate that there was substantial doubt about our Corporation’s ability to continue as a going concern.

There were no disagreements between the Corporation and Prager for the two most recent fiscal years and any subsequent interim period through September 2, 2022 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Prager, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

The Corporation requested that Prager furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements and a copy of that letter is attached as Exhibit 16.1 hereto.

(b)	New independent registered public accounting firm

On September 2, 2022, the Corporation engaged RBSM, LLP (“RBSM”) as its independent registered public accounting firm to audit the Corporation’s financial statements as successor to Prager. During the Corporation's two most recent fiscal years ended June 30, 2022 and 2021, and through September 2, 2022, the Corporation did not consult with RBSM regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's financial statements, nor did RBSM provide advice to the Corporation, either written or oral, that was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Corporations’ two most recent fiscal years ended 2022 and 2021, and through September 2, 2022, the Corporation did not consult with RBSM on any matter that was the subject of a disagreement as that term is defined in Item 304(a)(1) (iv) of Regulation S-K, or a reportable event.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
16.1	Letter from Prager Metis CPAs, LLP dated September 7, 2022 regarding change in certified accountant.	Filed herewith
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HEALING COMPANY INC.

/s/ Simon Belsham
Simon Belsham
Chief Executive Officer

Date: September 7, 2022

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